UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 14, 2002

WILLIAMS-SONOMA, INC.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California	94109

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 421-7900

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT LIST
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements and Exhibits.

(c)	List of Exhibits:

99.1	Statement Under Oath of Dale W. Hilpert, Principal Executive Officer of Williams-Sonoma, Inc., as filed on August 14, 2002 with the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.2	Statement Under Oath of Sharon L. McCollam, Principal Financial Officer of Williams-Sonoma, Inc., as filed on August 14, 2002 with the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Item 9. Regulation FD Disclosure.

On August 14, 2002, Dale W. Hilpert and Sharon L. McCollam, the Chief Executive Officer and Chief Financial Officer, respectively, of Williams-Sonoma, Inc. each filed with the Commission the sworn written statements required by the Commission’s June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). Copies of the statements are attached to this Form 8-K as exhibits.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS-SONOMA, INC

Date:	August 14, 2002	By:	/s/ SHARON L. MCCOLLAM

Sharon L. McCollam Senior Vice President Chief Financial Officer

EXHIBIT LIST

Exhibit Number	Description

99.1	Statement Under Oath of Dale W. Hilpert, Principal Executive Officer of Williams-Sonoma, Inc., as filed on August 14, 2002 with the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.
99.2	Statement Under Oath of Sharon L. McCollam, Principal Financial Officer of Williams-Sonoma, Inc., as filed on August 14, 2002 with the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.